Exhibit 99.1

BARNWELL INDUSTRIES, INC.	P R E S S R E L E A S E 1100 Alakea Street, Suite 2900 Honolulu, Hawaii 96813 Telephone (808) 531-8400 Fax (808) 531-7181 Website: www.brninc.com

CONTACT:	Alexander C. Kinzler
President and Chief Operating Officer
Russell M. Gifford
Executive Vice President and Chief Financial Officer
Tel: (808) 531-8400

BARNWELL INDUSTRIES, INC. REPORTS RESULTS
FOR THE FIRST QUARTER ENDED DECEMBER 31, 2013

HONOLULU, HAWAII, February 13, 2014 -- Barnwell Industries, Inc. (NYSE MKT: BRN) today reported a net loss of $989,000 ($0.12 per share) for the three months ended December 31, 2013, as compared to a net loss of $2,746,000 ($0.33 per share) for the three months ended December 31, 2012.

Mr. Morton H. Kinzler, Chairman and Chief Executive Officer of Barnwell, commented, “For the quarter ended December 31, 2013 as compared to the quarter ended December 31, 2012 the net loss decreased primarily because there was no non-cash reduction of the carrying value of our oil and natural gas properties in the quarter ended December 31, 2013.  There was a $2,327,000 reduction in such carrying value in the prior year period.  Before the impact of the reduction of the carrying value of our oil and natural gas properties in the prior year period, operating results decreased slightly from the prior year period due to declines in net natural gas and oil production of 16% and 3%, respectively, partially offset by improved results at our contract drilling segment and our land investment segment where Kaupulehu Development, our 77% owned joint venture received $140,000 from a sale of lot within Phase I of Increment I.

“The Company invested $1,756,000 in oil and gas exploration and development during the quarter ended December 31, 2013 participating in the drilling of 2 gross (1.2 net) wells, both successful oil wells.  Additionally, at December 31, 2013, the Company had $5,269,000 in cash and cash equivalents and $6,800,000 in available credit.

“Significantly, during this first quarter of fiscal 2014, Barnwell acquired through a wholly-owned subsidiary, a 19.6% interest in WB Kukio Resorts, LLC, WB Manini`owali, LLC, and WB Kaupulehu, LLC for $5,140,000, funded by a bank loan of up to $5,000,000.  Also, the recent colder weather in the US and Canada is having a positive current impact on natural gas prices.”
The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts.  These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements.  Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions.  Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved.  Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements.  The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission.  Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPARATIVE OPERATING RESULTS
(Unaudited)
	Quarter ended December 31,
	2013	2012

Revenues	$7,201,000	$6,551,000

Net loss attributable to Barnwell Industries, Inc.	$(989,000)	$(2,746,000)

Net loss per share – basic and diluted	$(0.12)	$(0.33)

Weighted-average shares and equivalent shares outstanding:
Basic and diluted	8,277,160	8,277,160